UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 18, 2025
(Date of earliest event reported)

Morgan Stanley Bank of America Merrill Lynch Trust 2025-C35

(Central Index Key Number 0002067195)

(Exact name of issuing entity)

Bank of America, National Association

(Central Index Key Number 0001102113)

Argentic Real Estate Finance 2 LLC

(Central Index Key Number 0001968416)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-283510-02	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
One Bryant Park New York, New York	10036
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 18, 2025, BofA Securities, Inc. (“BOAS”), Morgan Stanley & Co. LLC (“Morgan Stanley”), Citigroup Global Markets Inc. (“Citi”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”) entered into an agreement, dated as of July 18, 2025, among Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”), as depositor, BOAS, Morgan Stanley, Citi, Academy and Drexel as underwriters (BOAS, Morgan Stanley, Citi, Academy and Drexel, collectively in such capacity, the “Underwriters”), and BANA (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Publicly Offered Certificates (as defined below) scheduled to occur on or about August 14, 2025.  The Publicly Offered Certificates are expected to have an aggregate initial principal amount of $537,983,000.

On or about August 14, 2025, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2025-C35 (the “Certificates”), is expected to be issued by Morgan Stanley Bank of America Merrill Lynch Trust 2025-C35, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of August 1, 2025 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity are expected to include several mortgage loans which are part of whole loans. Each whole loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such whole loan, the terms of which are described under “DESCRIPTION OF THE MORTGAGE POOL—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such whole loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected whole loans under such Non-Serviced PSAs, see “POOLING AND SERVICING AGREEMENT—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced PSA (if any)
BioMed MIT Portfolio	4.8	4.2
Marriott World Headquarters	4.9	4.3
32 Old Slip - Leased Fee	4.10	4.4
Honolulu FBI Office	4.11	N/A
MIC Parking Portfolio	4.12	4.5
Washington Square	4.13	4.4
Greene Town Center	4.14	4.5
Discovery Business Center	4.15	4.6
Ansonia Commercial Condominium	4.16	4.7

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-SB, Class A-4, Class A-4-1, Class A-4-2, Class A-4-X1, Class A-4-X2, Class A-5, Class A-5-1, Class A-5-2, Class A-5-X1, Class A-5-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-E, Class D, Class E, Class F-RR, Class G-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates and the Privately Offered Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about August 14, 2025 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are expected to be forty (40) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on sixty-five (65) commercial and/or multifamily properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of July 18, 2025, between the Registrant and BANA, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Argentic Real Estate Finance 2 LLC (“AREF2”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of July 18, 2025, between the Registrant and AREF2, an executed version of which is attached hereto as Exhibit 99.2; certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of July 18, 2025, between the Registrant and MSMCH, an executed version of which is attached hereto as Exhibit 99.3; certain of the Mortgage Loans are expected to be acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of July 18, 2025, between the Registrant and CREFI, an executed version of which is attached hereto as Exhibit 99.4; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of July 18, 2025, between the Registrant and SMC, an executed version of which is attached hereto as Exhibit 99.5.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement and (ii) the sale of the Privately Offered Certificates, having an aggregate initial principal amount of $59,776,423, by the Registrant to BOAS, Morgan Stanley, Citi, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”) pursuant to a Certificate Purchase Agreement, dated as of July 18, 2025, among the Registrant, as depositor, the Initial Purchasers, as initial purchasers, and BANA, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated July 21, 2025 and as filed with the Securities and Exchange Commission on July 22, 2025 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated July 21, 2025.

The related registration statement (file no. 333-283510) was originally declared effective on January 30, 2025.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of July 18, 2025, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, BofA Securities, Inc., Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2025, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated and effective as of June 6, 2025, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer and special servicer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of July 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as Operating Advisor and as Asset Representations Reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of June 1, 2025, between BMO Commercial Mortgage Securities LLC, as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Citibank N.A., as certificate administrator, and Citibank N.A., as trustee.
Exhibit 4.5	Pooling and Servicing Agreement, dated and effective as of February 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.6	Pooling and Servicing Agreement, dated and effective as of March 1, 2025, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.7	Pooling and Servicing Agreement, dated and effective as of June 1, 2025, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Trimont LLC, as general master servicer, K-Star Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.8	BioMed MIT Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.9	Marriott World Headquarters Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.10	32 Old Slip - Leased Fee Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.11	Honolulu FBI Office Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.12	MIC Parking Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.13	Washington Square Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.14	Greene Town Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.15	Discovery Business Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.16	Ansonia Commercial Condominium Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 21, 2025, which such certification is dated July 21, 2025.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of July 18, 2025, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of July 18, 2025, between Argentic Real Estate Finance 2 LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of July 18, 2025, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of July 18, 2025, between Citi Real Estate Funding Inc., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of July 18, 2025, between Starwood Mortgage Capital LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2025	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC. (Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1

Underwriting Agreement, dated as of July 18, 2025, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, BofA Securities, Inc., Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.

(E)
4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2025, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

4.2	Trust and Servicing Agreement, dated and effective as of June 6, 2025, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer and special servicer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.3

Pooling and Servicing Agreement, dated and effective as of July 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, Nation al Association, as certificate administrator and as trustee, and BellOak, LLC, as Operating Advisor and as Asset Representations Reviewer.

(E)
4.4

Pooling and Servicing Agreement, dated as of June 1, 2025, between BMO Commercial Mortgage Securities LLC, as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Citibank N.A., as certificate administrator, and Citibank N.A., as trustee.

(E)
4.5

Pooling and Servicing Agreement, dated and effective as of February 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.6

Pooling and Servicing Agreement, dated and effective as of March 1, 2025, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

(E)
4.7

Pooling and Servicing Agreement, dated and effective as of June 1, 2025, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Trimont LLC, as general master servicer, K-Star Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

(E)
4.8	BioMed MIT Portfolio (as defined in the Pooling and Servicing Agreement).	(E)
4.9	Marriott World Headquarters (as defined in the Pooling and Servicing Agreement).	(E)
4.10	32 Old Slip - Leased Fee (as defined in the Pooling and Servicing Agreement).	(E)
4.11	Honolulu FBI Office (as defined in the Pooling and Servicing Agreement).	(E)
4.12	MIC Parking Portfolio (as defined in the Pooling and Servicing Agreement).	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.13	Washington Square (as defined in the Pooling and Servicing Agreement).	(E)
4.14	Greene Town Center (as defined in the Pooling and Servicing Agreement).	(E)
4.15	Discovery Business Center (as defined in the Pooling and Servicing Agreement).	(E)
4.16	Ansonia Commercial Condominium (as defined in the Pooling and Servicing Agreement).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 21, 2025, which such certification is dated July 21, 2025.	(E)
99.1

Mortgage Loan Purchase Agreement, dated and effective as of July 18, 2025, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective as of July 18, 2025, between Argentic Real Estate Finance 2 LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

99.3	Mortgage Loan Purchase Agreement, dated and effective as of July 18, 2025, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.4	Mortgage Loan Purchase Agreement, dated and effective as of July 18, 2025, between Citi Real Estate Funding Inc., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated and effective as of July 18, 2025, between Starwood Mortgage Capital LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)